FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



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                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     DATE OF REPORT:  SEPTEMBER 12, 2002
                      (Date of earliest event reported)


                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


           DELAWARE                      1-225            39-0394230

 (State or other jurisdiction      (Comission File        (IRS Employer
       of incorporation)                Number)           Identification No.)


              P.O. BOX 619100, DALLAS, TEXAS                   75261-9100
         (Address of principal executive offices)              (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure
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Attached hereto as Exhibit (99) is a press release issued by Kimberly-Clark
Corporation on September 12, 2002 in connection with the retirement of Wayne
R. Sanders, and the election of Thomas J. Falk, as the Chief Executive Officer of Kimberly-Clark Corporation.





                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KIMBERLY-CLARK CORPORATION



Date:  September 12, 2002          By: /s/John W. Donehower
                                   --------------------------------
                                       John W. Donehower
                                       Senior Vice President and
                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

(99) Press release issued by Kimberly-Clark Corporation on September 12, 2002 in connection with the retirement of Warne R. Sanders, and the election of Thomas J. Falk, as the Chief Executive Officer of Kimberly-Clark Corporation.